Exhibit 10.8

Execution Copy

TENTH AMENDMENT TO DELAYED

DRAW TERM LOAN CREDIT AGREEMENT

TENTH AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated September 25, 2013, by and among Par Petroleum Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors” and together with the Borrower, each a “Credit Party” and collectively, the “Credit Parties”), the undersigned Lenders party hereto, and Jefferies Finance LLC, as administrative agent (the “Administrative Agent”).

WHEREAS, the Credit Parties, Jefferies Finance LLC, as administrative agent, and the Lenders party thereto from time to time, entered into that certain Delayed Draw Term Loan Credit Agreement dated as of August 31, 2012 (as amended by the First Amendment dated as of September 28, 2012, as amended by the Second Amendment dated as of November 29, 2012, as amended by the Third Amendment dated as of December 28, 2012, as amended by the Fourth Amendment dated as of April 19, 2013, as amended by the Fifth Amendment dated June 4, 2013 (the “Fifth Amendment”), as amended by the Sixth Amendment dated June 12, 2013, as amended by the Seventh Amendment dated as of June 17, 2013 (the, “Seventh Amendment”), as amended by the Eighth Amendment dated as of June 24, 2013, as amended by the Ninth Amendment dated as of August 1, 2013 (the, “Ninth Amendment”) and as may be further amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”);

WHEREAS, the Requisite Lenders and Requisite Tranche B Lenders consented to Hawaii Pacific Energy, LLC (“HPE”) and Borrower executing and performing their respective obligations under and in accordance with that certain Membership Interest Purchase Agreement, in the form approved by the Borrower’s board of directors (or special committee thereof) (as defined in more detail in the Credit Agreement, the “Target Purchase Agreement”) pursuant to the Seventh Amendment provided that such consent did not constitute the consent of the Required Lenders and Required Tranche B Lenders to the Tesoro Acquisition (as defined in the Credit Agreement, as amended hereby) contemplated under the Target Purchase Agreement;

WHEREAS, the Borrower proposes to use a portion of the proceeds from the sale of $200,000,000 of its common stock pursuant to a private placement authorized by the passage of certain resolutions adopted by the Borrower’s board of directors on August 7, 2013 (the issuance of such stock pursuant to such private offering, the “PIPE Offering”) to fund a portion of the consideration in connection with the Tesoro Acquisition (such additional stock, the “New Stock”);

WHEREAS, the Borrower has requested that the Lenders (i) consent to the consummation of the Tesoro Acquisition and the use of a portion of the proceeds from the PIPE Offering to fund a portion of the consideration in regards to the Tesoro Acquisition and for certain other purposes, (ii) provide certain other consents in connection with the Tesoro Acquisition and (iii) amend certain provisions of the Credit Agreement and the other Loan Documents in connection with the consummation of the Tesoro Acquisition and the PIPE Offering;

WHEREAS, the Administrative Agent and the Lenders have agreed to such consents and amendments subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including the recitals hereto) shall have the respective meaning assigned to such terms in the Credit Agreement as amended by this Amendment, unless otherwise defined herein.

2. Amendments and Consents.

(a) Amendments and Consents to Credit Agreement.

(i) Tesoro Acquisition. Notwithstanding any other provisions set forth in the Credit Agreement and the other Loan Documents, including without limitation, Sections 5.17, 6.7 and 6.16 of the Credit Agreement, the Lenders hereby consent to the consummation of the Tesoro Acquisition in accordance with the Target Purchase Agreement (in the form approved by the Requisite Lenders and Requisite Tranche B Lenders pursuant to the Seventh Amendment) provided that (A) the Tesoro Acquisition is consummated by September 30, 2013, (B) immediately prior to the consummation of the Tesoro Acquisition, the Administrative Agent shall have received a certificate from a Responsible Officer of Borrower certifying that each of the Exclusion Conditions (as defined in the Fifth Amendment, Ninth Amendment and this Amendment) remain satisfied at the time of, and immediately after giving effect to, the Tesoro Acquisition and (C) after the Tesoro Acquisition and the PIPE Offering are consummated (and the proceeds have been applied as permitted hereunder), no New Tranche B Loans shall remain outstanding and all Tranche B Exit Fees and all accrued and unpaid interest and other Obligations with respect to the New Tranche B Loans shall have been paid in full other than the New Tranche B Loans (and the Tranche B Exit Fees and all accrued and unpaid interest and other Obligations, in each case, with respect thereto) owed to ZCOF Par Petroleum Holdings, L.L.C immediately prior to giving effect to this Amendment (minus the principal portion of the $10 million payment which shall be paid to ZCOF Par Petroleum Holdings, LLC on account of the New Tranche B Loans upon the consummation of the PIPE Offering), which shall remain outstanding after giving effect to this Amendment (such New Tranche B Loans and related Obligations owed to ZCOF Par Petroleum Holdings, LLC which shall remain outstanding after giving effect to this Amendment, the consummation of the PIPE Offering and the aforementioned $10 million payment to ZCOF Par Petroleum Holdings, LLC, as paid down and reduced from time to time, “Excluded New Tranche B Loans”; the New

Tranche B Loans and related Obligations to be repaid from the proceeds of the PIPE Offering, the “Repaid New Tranche B Loans”). Any notices required under Section 5.17 of the Credit Agreement in connection with the Tesoro Acquisition are hereby waived.

(ii)	PIPE Offering. Notwithstanding any other provisions set forth in the Credit Agreement and the other Loan Documents, including without limitation, Sections 2.8(c) and 2.8(g) of the Credit Agreement, the Lenders hereby consent to the PIPE Offering (and the issuance of New Stock pursuant thereto) and the use of the proceeds therefrom (i) to consummate the Tesoro Acquisition, (ii) to repay in full, all Repaid New Tranche B Loans, and, at Borrower’s discretion, all or any portion of the Loans and/or Excluded New Tranche B Loans, provided that the proceeds, which are applied to the New Tranche B Loan and the Loans, are applied in accordance with Section 2.8(h) of the Credit Agreement and notice of repayment is provided in the manner set forth in Section 2.8(h)(iii) of the Credit Agreement, (iii) by Borrower for general corporate purposes and (iv) for capital contributions to HPE and its Subsidiaries (which are otherwise permitted under the Credit Agreement, as amended hereby).

(iii) Prepayments. Notwithstanding any other provisions set forth in the Credit Agreement and the other Loan Documents, after the Repaid New Tranche B Loans are paid in full, the Borrower shall be permitted to prepay (whether such prepayment is optional or mandatory) the Excluded New Tranche B Loans and Loans (including but not limited to, any PIK interest) and the Repayment Premium which is due in connection with such repayment on a non-pro rata basis, as between the Lenders, provided that such amounts are otherwise permitted or required to be prepaid under the Credit Agreement and notice is provided to the Administrative Agent in the manner set forth in Section 2.8(a)(iii) of the Credit Agreement. Notwithstanding any provisions set forth in the Credit Agreement and the other Loan Documents, the Tranche B Exit Fees due in connection with the Repaid New Tranche B Loans, shall be due and payable upon payment of the Repaid New Tranche B Loans.

(iv) Interest Rate (Loans).

(a) Section 2.6(a)(i) and Section 2.6(a)(ii) of the Credit Agreement are hereby deleted in their entirety and the following is substituted in lieu thereof (for the avoidance of doubt, the last paragraph of Section 2.6(a) is not deleted hereby):

“(a) The Loans shall bear interest at the Borrower’s election, subject to the terms and conditions hereof, as follows:

(i) from the date hereof through October 31, 2013:

(A) at a rate per annum equal to nine and three quarters percent (9.75%), payable in cash in accordance with Section 2.6(c) hereof; or

(B) at a rate per annum equal to nine and three quarters percent (9.75%) which shall be paid in kind and capitalized (and thereby added to principal, which shall thereafter accrue interest) on the last day of each applicable fiscal quarter (“Initial PIK-A Interest”);

(ii) from November 1, 2013 and thereafter:

(A) at a rate per annum equal to fourteen and three quarters percent (14.75%), payable in cash in accordance with Section 2.6(c) hereof; or

(B) at a rate per annum equal to fourteen and three quarters percent (14.75%) which shall be paid in kind and capitalized (and thereby added to principal, which shall thereafter accrue interest) on the last day of each applicable fiscal quarter (“Elevated PIK-A Interest”; together with the Initial PIK-A Interest, the “PIK Interest”).”

(b) Section 2.6(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(b)Notwithstanding the foregoing, from and after the date that an Event of Default shall have occurred and be continuing (including, without limitation, at any time during an Interest Period), at the request of the Requisite Lenders (which such request may be made by the Administrative Agent at the direction of the Requisite Lenders), (i) all outstanding Obligations (other than the New Tranche B Loans) shall, to the extent permitted by applicable law, bear interest at a rate per annum equal to two percent (2%) per annum in excess of the interest rate then in effect pursuant to Section 2.6(a) hereof (the “Default Rate”) and (ii) all interest accrued and accruing shall be payable in cash on demand; provided, that, from and after the occurrence of any Event of Default under Section 7.1(e), all outstanding Obligations (other than the New Tranche B Loans) shall, to the extent permitted by applicable law, bear interest at the Default Rate automatically and without any notice from Administrative Agent, the Requisite Lenders or any other Person.”

(v) Authorization and Approvals. The first sentence of Section 4.3 of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted in lieu thereof:

“No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Credit Party of this Agreement, any Notes, or the other Loan Documents to which such Credit Party is a party or the consummation of the transactions contemplated thereby (other than the Tesoro Acquisition) and by the Plan of Reorganization, except for (a) the filing of UCC-1 financing statements and Mortgages in the state and county filing offices and (b) those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect.”

(vi) Change of Business. The first sentence of Section 6.11 of the Credit Agreement is hereby deleted in its entirety and the following sentence is substituted in lieu thereof:

“No Credit Party shall make any material change in the character of its business that it is engaged in immediately prior to the Closing Date (which such business shall include, without limitation, as an independent oil and gas exploration and production company or any business that is similar, complementary or reasonably related to or is a reasonably extension thereof) other than any such change occurring in connection with the Tesoro Acquisition (such business, including the businesses engaged in by Credit Parties in connection with and/or as a result of the Tesoro Acquisition, the “Permitted Business”), nor will any Credit Party operate any business in any jurisdiction other than the United States.”

(vii) Subsidiary Support. Notwithstanding any provisions set forth in the Credit Agreement or any other Loan Document, including without limitation Sections 6.2 and 6.23 of the Credit Agreement, the Borrower shall be permitted to guaranty its Subsidiaries’ leases of real property provided that the aggregate amount of the Borrower’s obligations under such guarantees (primary and/or contingent and irrespective of the likelihood that any contingent obligation shall become due and payable) shall not exceed $25 million.

(viii) Limitations on Certain Restrictions on Subsidiaries. Section 6.24 of the Credit Agreement is hereby amended by deleting clause (A)(c)(ii) therefrom in its entirety and substituting the following in lieu thereof:

“(ii) this Agreement, the other Loan Documents, the JV Credit Agreement, any agreement, document or instrument evidencing the Texadian Trade Facility to the extent that such encumbrance or restriction applies solely to Texadian and/or its Subsidiaries and any agreement, document or instrument evidencing the NewCo Arrangements (as defined in the Fifth Amendment) to the extent that such encumbrance or restriction applies solely to HPE and/or its Subsidiaries.”

(ix) Insolvency. Section 7.1 of the Credit Agreement is hereby amended by deleting the period at the end of clause (u) thereof and to replace it with a semicolon, followed by an “or” and then to add a new clause (v) as follows:

“(v) (Insolvency of Hawaii Pacific Energy, LLC). (i) (a) Hawaii Pacific Energy, LLC or any of its Subsidiaries shall become unable or shall admit in writing its inability or shall fail generally to pay its debts as such debts become due, or shall make a general assignment for the benefit of creditors; or (b) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of Hawaii Pacific Energy, LLC or any of its Subsidiaries and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; (ii) any proceeding shall be instituted by or against Hawaii Pacific Energy, LLC or any of its Subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against Hawaii Pacific Energy, LLC or any of its Subsidiaries, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding

(including, without limitation, the entry of an order for relief against Hawaii Pacific Energy, LLC or any of its Subsidiaries or the appointment of a receiver, trustee, custodian or other similar official for any of them or for any substantial part of their Property) shall occur; or Hawaii Pacific Energy, LLC or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (v).”

(x) Definitions.

(a) The following definitions are hereby added to Appendix 1 to the Credit Agreement in proper alphabetical order:

“‘Ninth Amendment’ shall mean that certain Ninth Amendment to Delayed Draw Term Loan Credit Agreement dated as of August 1, 2013, as amended, modified and/or supplemented from time to time.”

“‘Target Purchase Agreement’ shall have the meaning attributed to such term in the Fifth Amendment, as amended, restated, supplemented and/or modified to the extent permitted pursuant to such definition set forth in the Fifth Amendment.”

“‘Tenth Amendment’ shall mean that certain Tenth Amendment to Delayed Draw Term Loan Credit Agreement dated as of September 25, 2013, as amended, modified and/or supplemented from time to time.”

“‘Tesoro Acquisition’ shall mean the acquisition contemplated under the Target Purchase Agreement (as defined in the Fifth Amendment), including without limitation, the acquisition of the equity interests of Tesoro Hawaii, LLC.”

(b)	Section 2.05(a) of Appendix 2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“2.05	Interest. (a) New Tranche B Loans shall bear interest at the Borrower’s election, subject to the terms and conditions hereof, as follows:

(i) From the Eighth Amendment Effective Date through October 31, 2013:

(A) at a rate per annum equal to nine and three quarters percent (9.75%), payable in cash in accordance with Section 2.05(c) of this Appendix 2; or

(B) at a rate per annum equal to nine and three quarters percent (9.75%) which shall be paid in kind and capitalized (and thereby added to principal, which shall thereafter accrue interest) on the last day of each applicable fiscal quarter (“Initial PIK-B Interest”);

(ii) From November 1, 2013 and thereafter:

(A) at a rate per annum equal to fourteen and three quarters percent (14.75%), payable in cash in accordance with Section 2.05(c) of this Appendix 2; or

(B) at a rate per annum equal to fourteen and three quarters percent (14.75%) which shall be paid in kind and capitalized (and thereby added to principal, which shall thereafter accrue interest) on the last day of each applicable fiscal quarter (“Elevated PIK-B Interest”; together with the Initial PIK-B Interest, the “PIK-B Interest”).

The Borrower must elect the form of interest payment with respect to each Interest Period by delivering a written notice to the Administrative Agent and each Tranche B Lender at least thirty (30) days prior to the beginning of each Interest Period which notice shall be irrevocable. In the absence of such an election for any Interest Period, interest on New Tranche B Loans shall be payable according to the election for the previous Interest Period; provided, however, subject to Section 2.05(b) of Appendix 2, at any time after an Event of Default shall have occurred and is continuing, the Borrower may not elect PIK-B Interest. For the avoidance of doubt, for purposes of this Section, the Borrower may file materials with the SEC stating its intention regarding the election of the form of interest provided, that such filing shall not constitute notice unless a copy of such filing is delivered to the Administrative Agent and each Tranche B Lender. The parties hereto hereby acknowledge and agree that the Borrower shall be deemed to have elected Initial PIK-B Interest for the Interest Period beginning on the Eighth Amendment Effective Date.”

(xi)	(b) Consents. The Requisite Lenders and Requisite Tranche B Lenders hereby consent to the formation of HPE and HIE Retail, LLC (“HIE”) provided that (a) the Tesoro Acquisition is consummated in accordance with the Target Purchase Agreement on or before September 30, 2013 and (b) the Exclusion Conditions (as defined in the Fifth Amendment, the Ninth Amendment and the Tenth Amendment) continue to be satisfied (for the avoidance of doubt, such consents shall be null and void ab initio if either item in the proviso in this sentence is no longer true and accurate). The Lenders hereby consent to Tesoro Hawaii, LLC changing its name to “Hawaii Independent Energy, LLC” and waives any notice requirements set forth in the Loan Documents related thereto. The Requisite Lenders and Requisite Tranche B Lenders hereby consent to the First Amendment to Membership Interest Purchase Agreement dated contemporaneously herewith, in the form delivered to the Requisite Lenders and Requisite Tranche B Lenders prior to the date hereof (which amends the Target Purchase Agreement).

(xii)	Notices. In addition to all other notice requirements set forth in the Credit Agreement and the other Loan Documents, Borrower agrees to provide Administrative Agent and Lenders with prompt written notice of any default and/or any other breach or violation under any agreement, document or instrument evidencing the NewCo Arrangements (as defined in the Fifth Amendment) (or any refinancing or replacement thereof permitted under the Loan Documents).

(b) Amendments to Loan Documents. Notwithstanding any other provisions set forth in the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents, (i) neither Tesoro Hawaii, LLC (“Tesoro”) nor Smiley’s Super Service, Inc. (“SSI”) shall be required to (A) become a Guarantor or Credit Party under the Credit Agreement or the Loan Documents or otherwise guarantee any of the Obligations under the Credit Agreement and the Loan Documents (or be required to take any action in regards to joining the Loan Documents as a Guarantor, including without limitation, under Sections 5.12 and 6.16 of the Credit Agreement), or (B) become a Grantor under the Pledge and Security Agreement or any other Security Instrument or otherwise grant a lien or security interest in any of its property or assets to secure the Obligations (or be required take any action in regards to granting or perfecting such liens, including without limitation, under Sections and 6.16 and/or 5.12 of the Credit Agreement); (ii) HPE shall not be required to pledge any of the Equity Interests issued by Tesoro to HPE to secure the Obligations (or be required to take any action in regards to pledging such Equity Interests, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement) and (iii) Tesoro shall not be required to pledge any of the Equity Interests issued by SSI to Tesoro to secure the Obligations (or be required to take any action in regards to pledging such Equity Interests, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement), provided that, in each case, (A) the Tesoro Acquisition is consummated in accordance with the Target Purchase Agreement on or before September 30, 2013 and immediately prior to the consummation of the Tesoro Acquisition, the Administrative Agent shall have received a certificate from a Responsible Officer of Borrower certifying that each of the Exclusion Conditions (as defined in the Fifth Amendment, the Ninth Amendment and this Amendment) remain satisfied at the time of, and immediately after giving effect to, the Tesoro Acquisition and (B) none of the Credit Parties shall be permitted to make loans, advances, or capital contributions to, guaranty any obligations of, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of or interests in Tesoro or SSI other than as otherwise permitted under Section 2(a)(vii) hereof (the conditions in clauses (A) and (B) above, collectively, the “Exclusion Conditions”). For the avoidance of doubt, Lenders acknowledge and agree that (i) HPE shall not be prohibited from making loans, advances, or capital contributions to, guaranteeing any obligations of, or making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of Debt of or interests in Tesoro and (ii) Tesoro shall not be prohibited from making loans, advances, or capital contributions to, guaranteeing any obligations of, or making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of Debt of or interests in SSI. If any of the Exclusion Conditions are not satisfied on or before the date required or are no longer satisfied at any time thereafter, this Section 2(b) shall immediately become null and void ab initio and the Credit Parties, HPE, Tesoro and SSI shall be required to comply with all applicable provisions in the Loan Documents, including without limitation Sections 5.12 and 6.16 of the Credit Agreement, in regards to (i) HPE’s obligation to pledge Tesoro’s Equity Interests to secure the Obligations, (ii) Tesoro’s obligation to pledge SSI’s Equity Interests to secure the Obligations, (iii) Tesoro’s obligation to become a Guarantor and Credit Party under the Credit Agreement and the other Loan Documents and a Grantor under the Pledge and Security Agreement and to grant a security interest under each applicable Security Instrument and (iv) SSI’s obligation to become a Guarantor and Credit Party under the Credit Agreement and the other Loan Documents and a Grantor under the Pledge and Security Agreement and to grant a security interest under each applicable Security Instrument.

(c) Amendment to Fifth Amendment. Section 2(a) of the Fifth Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a) Notwithstanding any other provisions set forth in the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents, (i) NewCo shall not be required to (A) become a Guarantor or Credit Party under the Credit Agreement or the Loan Documents or otherwise guarantee any of the Obligations under the Credit Agreement and the Loan Documents (or be required to take any action in regards to joining the Loan Documents as a Guarantor, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement), or (B) become a Grantor under the Pledge and Security Agreement or any other Security Instrument or otherwise grant a lien or security interest in any of its property or assets to secure the Obligations (or be required take any action in regards to granting or perfecting such liens, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement); and (ii) Borrower shall not be required to pledge any of the Equity Interests issued by NewCo to Borrower to secure the Obligations (or be required to take any action in regards to pledging such Equity Interests, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement), provided that, in each case, (A) the New Acquisition is consummated in accordance with the Target Purchase Agreement (hereinafter defined) on or before September 30, 2013 (“Target Closing”) and immediately prior to the consummation of the Target Closing, the Administrative Agent shall have received a certificate from a Responsible Officer of Borrower certifying that each of the Exclusion Conditions (as defined below, in the Ninth Amendment and in the Tenth Amendment) remain satisfied at the time of, and immediately after giving effect to, the Target Closing, (B) NewCo and/or its Subsidiaries obtain secured financing on terms and conditions satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries and/or enter into a ISDA Master Agreement (and other related agreements and collateral documents pursuant to which the counterparty supplies crude oil to NewCo and/or its Subsidiary or Subsidiaries and NewCo and/or its Subsidiary or Subsidiaries refines such crude oil into refined products) and exchange agreements with a counterparty with respect to such refined products, in each case, on terms and conditions satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries and such financing(s) and/or other arrangements is/are evidenced by documentation in form and substance satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries in conjunction with the Target Closing (all of such financings and other arrangements obtained by NewCo and/or its Subsidiaries, the “NewCo Arrangements”), (C) after the Target Closing, the NewCo Arrangements remain in full force and effect or are refinanced with secured financing or replaced with similar arrangements, in each case, on terms and conditions and evidenced by documentation satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries, (D) Intentionally Omitted, (E) none of the Credit Parties shall be permitted to make loans, advances, or capital contributions to, guaranty any obligations of, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of or interests in NewCo other than as (x) expressly contemplated to occur in accordance with the Target Purchase Agreement and/or Seller Guaranty (as defined in the Seventh Amendment) and (y) otherwise permitted under Section 2(b) of the Seventh Amendment and (F) Intentionally Omitted (the conditions in clauses (A), (B), (C), (D), (E) and (F) above, collectively, the “Exclusion Conditions”). If any of the Exclusion Conditions are not satisfied on or before the date required or are no longer satisfied at any time thereafter, this Section 2 shall immediately become null and void ab initio and the Credit Parties and NewCo shall be required to comply with all applicable provisions in the Loan Documents, including without limitation Sections 5.12 and 6.16 of the Credit Agreement, in regards to Borrower’s obligation to pledge NewCo’s Equity Interests to secure the Obligations and NewCo’s obligation to become a Guarantor and Credit Party under the Credit Agreement and the other Loan Documents and a Grantor under the Pledge and Security Agreement and to grant a security interest under each applicable Security Instrument. For purposes hereof, the “Target Purchase Agreement” shall mean that certain Membership Interest Purchase Agreement, in the form approved by the Borrower’s board of directors (or a special committee thereof) and consented to by the Requisite Lenders and Requisite Tranche B Lenders, in each case, after the date hereof but prior to the execution of the Membership Interest Purchase Agreement, which Membership Interest Purchase Agreement shall not be amended, restated, modified or supplemented without the consent of the Requisite Lenders and the Requisite Tranche B Lenders.”

(d) Amendment to Seventh Amendment. Section 2(b) of the Seventh Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(b) Deposit and Refinery Startup Reimbursement. Notwithstanding any provisions set forth in the Credit Agreement and the other Loan Documents, including, without limitation, Section 6.7 of the Credit Agreement, the Requisite Lenders and Requisite Tranche B Lenders hereby consent to (i) (x) the Borrower’s and/or NewCo’s payment of a cash deposit of up to $25.0 million in the aggregate in accordance with and upon the execution and delivery of the Target Purchase Agreement by the parties thereto and/or (y) Borrower making a capital contribution in NewCo to enable NewCo to make the cash deposit described in preceding clause (i)(x) provided that such capital contribution shall not exceed an amount equal to $25 million minus any deposit made by Borrower under clause (i)(x) of this Section 2(b), (ii) (x) the Borrower’s and/or NewCo’s payment in cash of certain refinery startup expenses or other reimbursement amounts under the Target Purchase Agreement, when such payments are due and payable by NewCo pursuant to the Target Purchase Agreement, up to $25.0 million in the aggregate and/or (y) Borrower making a capital contribution in NewCo to enable NewCo to make the payments described in preceding clause (ii)(x) provided that such capital contribution shall not exceed an amount equal to $25 million minus any payment made by Borrower under clause (ii)(x) of this Section 2(b) and (iii) in addition to the amounts referenced in clauses (i) and (ii) of this Section 2(b), Borrower making capital contributions, loans and/or advances to NewCo in an aggregate amount not to exceed $20 million.”

(e) Amendment to Ninth Amendment. Section 2(a) of the Ninth Amendment is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a) Amendments to Loan Documents. Notwithstanding any other provisions set forth in the Credit Agreement, the Pledge and Security Agreement and the other Loan Documents, (i) NewCo shall not be required to (A) become a Guarantor or Credit Party under the Credit Agreement or the Loan Documents or otherwise guarantee any of the Obligations under the Credit Agreement and the Loan Documents (or be required to take any action in regards to joining the Loan Documents as a Guarantor, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement), or (B) become a Grantor under the Pledge and Security Agreement or any other Security Instrument or otherwise grant a lien or security interest in any of its property or assets to secure the Obligations (or be required take any action in regards to granting or perfecting such liens, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement); and (ii) HPE shall not be required to pledge any of the Equity Interests issued by NewCo to HPE to secure the Obligations (or be required to take any action in regards to pledging such Equity Interests, including without limitation, under Sections 5.12 and/or 6.16 of the Credit Agreement), provided that, in each case, (A) the Tesoro Acquisition is consummated in accordance with the Target Purchase Agreement (hereinafter defined) on or before September 30, 2013 (“Target Closing”) and immediately prior to the consummation of the Target Closing, the Administrative Agent shall have received a certificate from a Responsible Officer of Borrower certifying that each of the Exclusion Conditions (as defined below) remain satisfied at the time of, and immediately after giving effect to, the Target Closing, (B) HPE and/or its Subsidiaries obtain NewCo Arrangements (as defined in the Fifth Amendment) on terms and conditions satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries and such financing(s) and/or other arrangements is/are evidenced by documentation in form and substance satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries in conjunction with the Target Closing, (C) after the Target Closing, the NewCo Arrangements (as defined in the Fifth Amendment) remain in full force and effect or is refinanced with secured financing or replaced with similar arrangements on terms and conditions and evidenced by documentation satisfactory to the board of directors of the Borrower, NewCo and/or its Subsidiaries, and (D) none of the Credit Parties shall be permitted to make loans, advances, or capital contributions to, guaranty any obligations of, or make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of or interests in NewCo other than (x) as expressly contemplated to occur in accordance with the Target Purchase Agreement, (y) other than as otherwise permitted under Section 2(a)(vii) of the Tenth Amendment and (z) in addition to the items referenced in the immediately preceding clauses (x) and (y), loans and advances to, and/or capital contributions in NewCo in an amount not to exceed $1,000,000 (the conditions in clauses (A), (B), (C), and (D) above, collectively, the “Exclusion Conditions”). For the avoidance of doubt, Lenders acknowledge and agree that HPE shall not be prohibited from making loans, advances, or capital contributions to, guaranteeing any obligations of, or making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of Debt of or interests in NewCo. If any of the Exclusion Conditions (as defined herein, in the Fifth Amendment and in the Tenth Amendment) are not satisfied on or before the date required or are no longer satisfied at any time thereafter, this Section 2 shall immediately become null and void ab initio and the Credit Parties and NewCo shall be required to comply with all applicable provisions in the Loan Documents, including without limitation Sections 5.12 and 6.16 of the Credit Agreement, in regards to HPE’s obligation to pledge NewCo’s Equity Interests to secure the Obligations and NewCo’s obligation to become a Guarantor and Credit Party under the Credit Agreement and the other Loan Documents and a Grantor under the Pledge and Security Agreement and to grant a security interest under each applicable Security Instrument. For purposes hereof, the “Target Purchase Agreement” shall have the meaning attributed to such term in the Fifth Amendment. For the avoidance of doubt, “NewCo” shall mean HIE Retail, LLC for purposes of this Amendment.

(f) The Lenders’ entry into this Amendment shall not obligate or commit any Lender(s) to provide any other amendments, consents or waivers under the Credit Agreement or the other Loan Documents in the future, whether for purposes similar to those described herein or otherwise.

3. Representations and Warranties. Each of the Borrower and each of the Guarantors hereby confirms, reaffirms and restates the representations and warranties made by it in the Credit Agreement, as amended hereby, and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery of this Amendment) to the Lenders that:

(a) The execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated hereby, (i) are within such Credit Party’s governing powers, (ii) have been duly authorized by all necessary governing action, (iii) do not contravene (x) such Credit Party’s Organizational Documents or (y) any law or any contractual restriction binding on or affecting such Credit Party, and (iv) will not result in or require the creation or imposition of any Lien prohibited by the Loan Documents;

(b) No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Credit Party of this Amendment, or the consummation of the transactions contemplated hereby, except for those consents and approvals that have been obtained, made or waived on or prior to the date hereof and that are in full force and effect;

(c) This Amendment has been duly executed and delivered by such Credit Party and is the legal, valid, and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer, or similar law affecting creditors’ rights generally and by general principles of equity; and

(d) No Default or Event of Default has occurred and is continuing.

4. Effect of this Amendment. Except as expressly amended, consented to or waived hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Except as expressly set forth herein, the terms of this Amendment shall not be deemed (i) a waiver of any Default or Event of Default, (ii) a consent, waiver or modification with respect to any term, condition, or obligation of the Borrower or any other Credit Party in the Credit Agreement or any other Loan Document, (iii) a consent, waiver or modification with respect to any other event, condition (whether now existing or hereafter occurring) or provision of the Loan Documents or (iv) to prejudice any right or remedy which the Administrative Agent or any Lender may now or in the future have under or in connection with the Credit Agreement or any other Loan Document.

5. Conditions Precedent.

(a) To Effectiveness of this Amendment. This Amendment shall become effective when, and only when the Credit Parties, the Administrative Agent and all Lenders shall have executed this Amendment and the Administrative Agent has received counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent and each Lender (“Amendment Effective Date”).

6. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and such other documents, and no investigation by the Administrative Agent or the Lenders or any closing of any transaction shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

(b) Notices. All notices required to be made under this Amendment shall be made in the manner and at the address set forth in Section 10.2 of the Credit Agreement.

(c) Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all reasonable fees and out-of-pocket disbursements incurred by the Administrative Agent or the Lenders in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Administrative Agent and the Lenders, to the same extent that the Borrower would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(d) Reference to Credit Agreement. From and after the effectiveness of this Amendment, all references herein to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time. The Amendment shall constitute a Loan Document under the Credit Agreement for all purposes.

(e) Reference to Pledge and Security Agreement. From and after the effectiveness of this Amendment, all references herein to the Pledge and Security Agreement shall mean the Pledge and Security Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Pledge and Security Agreement shall mean the Pledge and Security Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

(f) Reference to Fifth Amendment. From and after the effectiveness of this Amendment, all references herein to the Fifth Amendment shall mean the Fifth Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Fifth Amendment shall mean the Fifth Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

(g) Reference to Seventh Amendment. From and after the effectiveness of this Amendment, all references herein to the Seventh Amendment shall mean the Seventh Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Seventh Amendment shall mean the Seventh Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

(h) Reference to Ninth Amendment. From and after the effectiveness of this Amendment, all references herein to the Ninth Amendment shall mean the Ninth Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Ninth Amendment shall mean the Ninth Amendment as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

(i) Severability. If any provision of this Amendment is held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(j) Section Headings. Section headings herein are included for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

(k) Entire Agreement. This Amendment shall be deemed to be a Loan Document and, together with the other Loan Documents and the agreements, documents and instruments contemplated hereby, constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby.

(l) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or .pdf also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(m) Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and assigns. The Credit Parties may not assign this Amendment or any of their respective rights or obligations hereunder to any Person without the prior written consent of the Requisite Lenders and the Requisite Tranche B Lenders, which consent may be withheld or given in each such Lender’s sole discretion.

(n) Governing Law; Venue; Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.14 OF THE CREDIT AGREEMENT.

(o) Guarantors. Each Guarantor, for value received, hereby expressly consents and agrees to the Borrower’s execution and delivery of this Amendment, to the performance by the Borrower of its agreements and obligations hereunder and to the consents, amendments and waivers set forth herein. This Amendment, the performance or consummation of any transaction or matter contemplated under this Amendment and all consents, amendments and waivers set forth herein, shall not limit, restrict, extinguish or otherwise impair any Guarantor’s liability to the Administrative Agent and Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guarantees. Each Guarantor hereby ratifies, confirms and approves its Guarantee and acknowledges that it is unconditionally liable to the Administrative Agent and Lenders for the full and timely payment of the Guaranteed Obligations (on a joint and several basis with the other Guarantors). Each Guarantor hereby acknowledges that it has no defenses, counterclaims or set-offs with respect to the full and timely payment of any or all Guaranteed Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Tenth Amendment to Delayed Draw Term Loan Credit Agreement as of the date first written above.

BORROWER:

PAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ R. Seth Bullock
R. Seth Bullock
Chief Financial Officer

GUARANTORS:

PAR PICEANCE ENERGY EQUITY LLC, a Delaware limited liability company

PAR UTAH LLC, a Delaware limited liability company

EWI LLC, a Delaware limited liability company

PAR WASHINGTON LLC, a Delaware limited liability company

PAR NEW MEXICO LLC, a Delaware limited liability company

HEWW EQUIPMENT LLC, a Delaware limited liability company

PAR POINT ARGUELLO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, as Sole Member of each of the foregoing companies

	By:	/s/ R. Seth Bullock
R. Seth Bullock
Chief Financial Officer

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

ADMINISTRATIVE AGENT:

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

LENDERS (EACH EXECUTING WITH RESPECT TO ITS LOANS AND TRANCHE B LOANS):

WB DELTA, LTD., as a Lender

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Director

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

ZCOF PAR PETROLEUM HOLDINGS, L.L.C.,
as a Lender

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

WATERSTONE OFFSHORE ER FUND, LTD.,
as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

PRIME CAPITAL MASTER SPC, GOT WAT
MAC SEGREGATED PORTFOLIO, as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE MARKET NEUTRAL MAC51, LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE MARKET NEUTRAL MASTER FUND, LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE MF FUND, LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

NOMURA WATERSTONE MARKET
NEUTRAL FUND LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE OFFSHORE BLR FUND, LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE QUARRY BLR FUND, LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

WATERSTONE OFFSHORE AD BLR FUND LTD., as a Lender

By:	Waterstone Capital Management, L.P.

	By:	/s/ Kurt Peterson
	Name:	Kurt Peterson
	Title:	CFO

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement

HIGHBRIDGE INTERNATIONAL, LLC,
as a Lender
By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Signature Page to Tenth Amendment to Delayed Draw Term Loan Credit Agreement